UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
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                              FORM 8-K
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                           CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange
                            Act of 1934

           Date of Report (Date of earliest event reported):
                           April 16, 2008
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                PATRIOT TRANSPORTATION HOLDING, INC.
        (Exact name of registrant as specified in its charter)
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        Florida                 0-17554          59-2924957
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(State or other             (Commission File  (I.R.S. Employer
jurisdiction of               Number)           Identification
incorporation)                                     Number)

   1801 Art Museum Drive
   Jacksonville, Florida                           32207
(Address of principal executive                 (Zip Code)
     offices)
                           (904) 396-5733
          (Registrant's telephone number, including area code)

     (Former name or former address, if changed since last report)

                            ----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  Written communications pursuant to Rule 425 under the Securities
   Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

        Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	Retirement of Ray M. Van Landingham as Vice President and Chief
        Financial Officer

        On April 16, 2008, Ray M. Van Landingham, age 65, announced his retirement as the Company's Vice President and Chief Financial Officer effective June 16, 2008. Mr. Van Landingham has served as the Company's Vice President and Chief Financial Officer since 2000.

        Appointment of John D. Milton, Jr., as Vice President and Chief Financial Officer

        On April 16, 2008, the Company's Board of Directors appointed
John D. Milton, Jr., to succeed Mr. Van Landingham as Vice President and
Chief Financial Officer, effective June 16, 2008.   From January 1, 2001 to
November 16, 2007, Mr. Milton, age 62, served as the Executive Vice President and Chief Financial Officer of Florida Rock Industries, Inc. ("Florida Rock"), a construction materials company and former affiliate of the Company with approximately 2,950 employees and operations throughout the Southeastern and Mid-Atlantic states. On November 16, 2007, Florida Rock merged with Vulcan Materials Company.

	The Compensation Committee of the Board of Directors has approved compensation arrangements for Mr. Milton under which Mr. Milton will receive an annual base salary of $165,000 with the opportunity to receive a performance-based bonus of up to 60% of his annual base salary. The performance conditions of this bonus have not yet been determined. In addition, Mr. Milton will receive an initial grant of 10,000 stock options. The date of grant of the stock options will be Mr. Milton's start date
(June 16, 2008) and the exercise price will be the closing price on the grant date. The stock options will vest ratably over four years and will be exercisable for a period of ten years from the grant date.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

			PATRIOT TRANSPORTATION HOLDING, INC.



							 									By: _________________________________
			Name:	Ray M. Van Landingham
			Title: 	Vice President, Finance and
                                Administration and Chief
                                Financial Officer
			Date:	April 21, 2008


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